UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2015

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

We held our 2015 annual meeting of the stockholders on May 19, 2015 (the “Annual Meeting”). Of the 31,310,729 shares of our Class A common stock and 6,971,834 shares of our Class B common stock outstanding as of April 20, 2015, 27,862,411 shares of Class A common stock and 6,720,643 shares of Class B common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 89% of the outstanding shares of Class A common stock, approximately 96% of the outstanding shares of Class B common stock, and collectively, approximately 90% of the outstanding shares of Class A common stock and Class B common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Class III Director by Holders of Class A Common Stock and Class B Common Stock. The following nominee was re-elected by the holders of our Class A common stock and Class B common stock, voting together as a single class, to serve as the Class III director to hold office until our 2018 annual meeting of stockholders and until his successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas E. Pardun	26,685,771	2,361,134	5,536,149

2.
Election of Class III Director by Holders of Class B Common Stock. The following nominee was re-elected by the holders of our Class B common stock, voting as a separate class, to serve as the Class III director to hold office until our 2018 annual meeting of stockholders and until his successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kishore Seendripu, Ph.D.	6,720,000	0	0

3.
Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2014, as disclosed in our proxy statement relating to the Annual Meeting, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
27,848,787	1,166,399	31,719	5,536,149

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
34,552,683	19,037	11,334	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2015	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer

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